WESTERN ENERGY CAPITAL, LLC

P.O. BOX 2023 RANCHO SANTA FE, CA 92067 858-756-5553

October 4, 2006

Sun Cal Energy

ATTN: George Drazenovic

Re: Letter Agreement
Lokern Prospect
Kern County, California

Dear Sirs:

The following Letter Agreement is made in reference to Western Energy Capital LLC's, hereinafter referred to as "Western", interest in selling its Lokern leases to Sun Cal Energy, hereinafter referred to as "Sun Cal". Upon the execution of this Letter Agreement in the space provided below, this shall constitute an agreement between Western and Sun Cal, and/or their assigns, collectively the "Parties", subject to the following terms and conditions:

1. Upon closing, Western agrees to assign and deliver an undivided 45% of all rights, title and interest in the abovementioned Lokern leases, also described as Exhibit "A", to Sun Cal in addition to any leases taken within the prospect area, more further described as Exhibit "B", provided that Sun Cal pays its proportionate share of costs.

2. Western and Sun Cal agree that effective on November 1, 2006 the parties hereto will pay their proportionate share of all land, title, lease bonuses, drilling costs, etc.

3. The parties agree that Western will issue Sun Cal a standard Joint Operating Agreement, which will be endorsed and returned to Western in a timely manner.

4. Western agrees that all leases made a part of this Agreement will be executed and assigned to Sun Cal in a timely manner.

5. All leases and assignments taken by Western for Sun Cal, shall call for Western delivering a 75% Net Revenue Interest to Sun Cal.

6. The Purchase Price of the Prospect and abovementioned leases is to be One Hundred and Twenty-Five Thousand Dollars ($125,000.00), payable at closing on or before October 12, 2005.

7. An acceptable assignment of oil and gas lease(s) associated with these leases is to be conveyed to Sun Cal at closing, and delivered via Federal Express forthwith.

8. Western will also receive one million three hundred thousand (1.3 million) 144 shares in Sun Cal or the entity which Sun Cal is taken public.

9. This agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors and assigns.

10. This agreement shall never be construed as creating a partnership relation between the parties hereto, or to render them liable as partners. All of the rights, duties and obligations of the parties pursuant to this agreement shall at all times remain separate and not joint or collective.

11. This offer expires at 3:00 PM Central Standard Time on October 5, 2006.

12. This agreement may not be changed or amended unless approved and signed by both parties.

13. The parties hereto agree that the laws of the State of California shall govern in any dispute between the parties in this agreement.

14. This agreement when signed in separate counterparts and sent via facsimile constitutes a binding agreement between the parties hereto.

Please review the entire Letter Agreement, and if the terms and conditions of the Agreement are acceptable, please signify your acceptance hereof by signing in the space provided below and return same to Western via facsimile at (858) 756-8868.

Very Truly Yours

WESTERN ENERGY CAPITAL, LLC

Steven C Marshall
Managing Partner

AGREED TO AND ACCEPTED this ____ day of October 4, 2006

G. Drazenovic

Sun Cal Energy
George Drazenovic

EXHIBIT "A"

LESSOR DOCUMENT NUMBER	DATE OF LEASE	RECORDING DATE
Teddy M Berryman 0206057402 Fern L. Berryman	01-11-2006	03-09-2006
Mary Ann Thilgen 0206057403 Nancy Louise Biglow Marjorie Lee Bolton	11-26-2005	03-09-2006
Claire Walker Joseph 0206057404	11-25-2005	03-09-2006
Don C. Walker 0206057405	11-22-2005	03-09-2006
Ben W. Joseph 0206057406	11-28-2005	03-09-2006
Teralena, Inc. 0206057407	12-08-2005	03-09-2006
Josephine D. Oliver 0206057408 Declaration Trust	01-10-2006	03-09-2006
Edward Marion Imhoff 0206057409	12-12-2005	03-09-2006
Beirne Family Trust 0206057410	02-09-2006	03-09-2006
Swaim Family Trust 0206057411	02-09-2006	03-09-2006

Michael Calvin Imhoff 0206057412	02-17-2006	03-09-2006

LESSOR DOCUMENT NUMBER	DATE OF LEASE	RECORDING DATE
Helen Geraldine Buerkle 0206057413 Revocable Living Trust	02-17-2006	03-09-2006
Alma Investment Co. 0206057414	12-09-2005	03-09-2006
May Family Trust 0206057415	01-05-2006	03-09-2006
Lawrence and Sharon 0206057416 Leff Family Trust	01-12-2006	03-09-2006
Harlan Trust 0206057417	01-18-2006	03-09-2006
Harlan Family Living Trust 0206057418	01-31-2006	03-09-2006
Randolph Fiorini 0206057419	02-07-2006	03-09-2006
Deborah Fiorini Wiebe 0206057420	03-03-2006	03-09-2006
Belletta Swanson 0206057421	02-07-2006	03-09-2006
Laura Finzen Scudder 0206057422	02-10-2006	03-09-2006
Linda R. Clevenger 0206057423	01-31-2006	03-09-2006

Karen L. Jordan 0206057424	02-06-2006	03-09-2006
Leland J. Petrash 0206057425 Linda M. Petrash	02-18-2006	03-09-2006
Heath Volmer 0206057426	02-24-2006	03-09-2006
Wynema Lee Drenton 0206057427	11-25-2005	03-09-2006
Theodore M. Drenton 0206057428	11-25-2005	03-09-2006
Mary Louise Hiersoux 0206057429	01-03-2006	03-09-2006
Patricia S. Waterfield 0206057430	01-10-2006	03-09-2006
R. Royce Ringsdorf 0206131724 Family Trust	04-26-2006	05-30-2006
Bill Volmer 0206131725	04-03-2006	05-30-2006
Sandra Weaver 0206131726	05-02-2006	05-30-2006
Theda Burke 0206131727	05-02-2006	05-30-2006
Jerry Sand 0206131728	04-18-2006	05-30-2006
Primetime Auctions, Inc. 0206131729	04-07-2006	05-30-2006

EXHIBIT "A" END

EXHIBIT "B"

LESSOR DESCRIPTION	DATE OF LEASE	APN	LEGAL
Leonard R. Ford	12-12-2005	102-180-38	T29S, R23E,
MDB&M Sec. 32: 2			
Louise M. Ford		102-180-39	parcels in a
portion of the N ½ NW ¼			
Loren G. & Barbara A.	03-30-2006	102-180-09	T29S, R23E,
	MDB&M Sec. 32: a portion		
Arnold Family Trust /			of the N ½ NW
¼			
Arnold Family Trust Agreement /			
Eleanor Arnold Wertz Carlos /			
Alan Arnold			
George A. Center	06-05-2006	102-190-01	T29S, R23E,
MDB&M Sec. 32: a portion			
			of the N ½ NE
¼			
Catherine Dettmer	06-09-2006	102-180-07	T29S, R23E,
MDB&M Sec. 32: a portion			
			of the N ½ NW
¼			
Charles F. Kuhl	06-11-2006	102-180-44	T29S, R23E,
MDB&M Sec. 32: a portion			
Patricia G. Kuhl			of the N ½ NW
¼			
Jack M. Rider	06-12-2006	102-180-44	T29S, R23E,
MDB&M Sec. 32: a portion			
			of the N ½ NW
¼			
Adam Stubbs	06-13-2006	102-160-07	T29S, R23E,
MDB&M Sec. 30: NE ¼			
		102-160-08	NE ¼ NW ¼
NE ¼, W ½ NW ¼ NE ¼			
		102-160-21	NE ¼ & SW ¼
NW ¼ NW ¼ NE ¼			

N ½ NE ¼		102-190-17	Sec. 32: ptn of
Susan Minick MDB&M Sec. 30: S ½ S ½	06-14-2006	102-150-08	T29S, R23E, SW ¼
David Smith MDB&M Sec. 32: a portion ¼	07-19-2006	102-190-02	T29S, R23E, of the N ½ NE
Helen Belardi MDB&M Sec. 32: a portion ¼	07-25-2006	102-190-13	T29S, R23E, of the N ½ NE
Robert Costa MDB&M Sec. 32: a portion ¼	08-04-2006	102-190-13	T29S, R23E, of the N ½ NE
Porter Revocable Trust MDB&M Sec. 32: a portion ¼	08-04-2006	102-180-15	T29S, R23E, of the N ½ NW

Exhibit "B" End

Exhibit "C"

Sections **29,30,31 and 32 of T-29-S, R-23-E**, Kern County, California
And,
Sections **24 & 25, of T-29-S, R-22 E**, Kern County, California